                              AMERICAN
                              STRATEGIC
                               INCOME
                              PORTFOLIO
                               *  *  *
                            ANNUAL REPORT
                                1995

                           TABLE OF CONTENTS


AVERAGE ANNUALIZED TOTAL RETURNS. . 1
LETTER TO SHAREHOLDERS. . . . . . . 2
MANAGING RISK . . . . . . . . . . . 8
FINANCIAL STATEMENTS AND NOTES. . . 9
INVESTMENTS IN SECURITIES . . . . .24
INDEPENDENT AUDITORS' REPORT. . . .28
FEDERAL TAX INFORMATION . . . . . .29
SHAREHOLDER UPDATE. . . . . . . . .30


AMERICAN STRATEGIC INCOME PORTFOLIO

American Strategic Income Portfolio is a diversified, closed-end investment management company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the sale-forward (dollar-roll) program. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone. As with other mutual funds, there can be no assurance the fund will achieve its objectives. Since the fund's inception on December 27, 1991, it has been rated Af by Standard & Poor's Ratings Group (S&P).* Fund shares trade on the New York Stock Exchange under the symbol ASP.

*THE FUND IS RATED Af, WHICH MEANS THE FUND'S INVESTMENTS HAVE AN OVERALL CREDIT QUALITY OF A. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF A.

THE FUND HAS ALSO BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1 800 424-FUND.

             AVERAGE ANNUALIZED TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995

[GRAPH]

THE AVERAGE ANNUALIZED TOTAL RETURN FIGURES FOR AMERICAN STRATEGIC INCOME PORTFOLIO ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR, THREE-YEAR AND SINCE INCEPTION PERIODS ENDED NOVEMBER 30, 1995, WERE 7.75%, 1.43% AND 5.19%, RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX IS COMPRISED OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND AGENCY MORTGAGE-BACKED SECURITIES. DEVELOPED BY LEHMAN BROTHERS FOR COMPARATIVE USE BY THE MUTUAL FUND INDUSTRY, THIS INDEX IS UNMANAGED AND DOES NOT INCLUDE ANY FEES OR EXPENSES IN ITS TOTAL RETURN FIGURES.

THE LIPPER CLOSED-END U.S. MORTGAGE FUNDS AVERAGE REPRESENTS THE AVERAGE ANNUALIZED TOTAL RETURN, WITH DIVIDENDS REINVESTED, OF SIMILAR CLOSED-END MUTUAL FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                   AMERICAN STRATEGIC INCOME PORTFOLIO

[PHOTO]
JOHN WENKER

[PHOTO]
DAVID STEELE

JOHN WENKER ASSUMED THE ROLE OF PRIMARY PORTFOLIO MANAGER OF AMERICAN STRATEGIC INCOME PORTFOLIO IN NOVEMBER 1995. JOHN, WHO HAS ASSISTED WITH THE FUND'S MANAGEMENT SINCE 1992, HAS BEEN RESPONSIBLE FOR THE ACQUISITION AND DUE DILIGENCE OF MANY OF THE SINGLE-FAMILY, MULTIFAMILY AND COMMERCIAL MORTGAGE LOANS IN THE FUND. PRIOR TO JOINING PIPER CAPITAL MANAGEMENT, JOHN MANAGED SINGLE-FAMILY AND MULTIFAMILY REVENUE BOND FINANCINGS FOR A FINANCIAL FIRM. RUSS KAPPENMAN WILL ASSIST PRIMARILY WITH THE ACQUISITION OF THE FUND'S MORTGAGE LOANS. DAVID STEELE WILL ASSIST WITH THE MANAGEMENT OF THE FUND'S OTHER SECURITIES. MIKE JANSEN, WHO PREVIOUSLY MANAGED THE FUND, AND KEVIN JANSEN, AN ASSISTANT FUND MANAGER, HAVE LEFT PIPER CAPITAL TO PURSUE OTHER CAREER OPPORTUNITIES.


January 26, 1996

Dear Shareholders:

FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1995, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 18.27%.* This return includes reinvested distributions but not sales charges. This compares to a 17.01% return for the Lehman Brothers Mutual Fund Government/Mortgage Index and a 20.84% return for the Lipper Closed-End U.S. Mortgage Funds Average during this same period. The fund's slight underperformance of the Lipper average is primarily due to price caps on the mortgage loans in the fund. These caps limited the price increase on these mortgage loans as interest rates fell. The average did not contain mortgage loans and was not restricted by these caps. While the fund continues to trade at a discount to net asset value, we believe the changes we've made to reduce its net asset value volatility and stabilize earnings, as discussed below, could help improve the fund's market price over time. (See page 4 for an explanation of premium vs. discount.) As of January 18, the fund's market price was $11.88 and its net asset value was $12.99 per share. For the one-year period ended November 30, 1995, the fund's total return based on market price was 7.75%, including reinvested distributions but not sales charges.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                     AMERICAN STRATEGIC INCOME PORTFOLIO


[GRAPH]


THE MARKET ENVIRONMENT DURING THE YEAR PLAYED A MAJOR ROLE IN THE FUND'S STRONG NET ASSET VALUE PERFORMANCE. Interest rates have declined since the beginning of 1995 due to signs of slowing economic growth. As a result, bond prices in general increased. In addition, an improved market for rental housing during the year increased the value of the fund's holdings of multifamily loans. If rates remain at current levels or decline further for a sustained period of time, the prepayment rates for mortgage loans in the fund may accelerate. Because most of the mortgages in the fund are purchased at a discount and prepay at face value, prepayments could temporarily increase earnings in the fund. However, we would then have to reinvest these prepayments at lower interest rates which would ultimately decrease the fund's earnings.

DURING THE YEAR, OUR GOAL HAS BEEN TO STABILIZE THE FUND'S NET ASSET VALUE AND EARNINGS. We did this by selling all of the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities. As interest rates fell, the fund benefited from the increase in value of these mortgage-backed derivatives following their lows in 1994. Also, in December we significantly decreased the fund's position in subordinated mortgage-backed securities; however, the fund does still own a small position in these securities.

AS WE SOLD THE MORTGAGE-BACKED SECURITIES LISTED ABOVE, WE REINVESTED THE PROCEEDS IN MORTGAGE LOANS AND U.S. TREASURY SECURITIES. As of November 30, 37% of the fund's total assets were invested in single-family (home) loans, 22% in

                     AMERICAN STRATEGIC INCOME PORTFOLIO


PREMIUM VS. DISCOUNT

The underlying value of a fund's securities and other assets, minus its liabilities, is the fund's "net asset value." Closed-end funds may trade in the market at a price that is equal to, above, or below this net asset value. Shares are trading at a "premium" when investors purchase or sell shares in the market at a price that is greater than the shares' net asset value. Conversely, when investors purchase or sell shares in the market at a price that is lower than the shares' net asset value, shares are said to be trading at a "discount."



multifamily (apartment) loans, and 23% in Treasury securities. It is our goal to maintain the fund's investments in mortgage loans and Treasuries at approximately these levels. This is consistent with our strategy of focusing on securities that may involve more credit risk and moving away from those that are more sensitive to changing interest rates. We continue to borrow in the fund through reverse repurchase agreements, which as of November 30 accounted for 18% of the fund's total assets, and invest the proceeds in Treasury securities. While borrowing can potentially increase the fund's earnings, it can also increase the fund's net asset value volatility.

ON JANUARY 26, PIPER CAPITAL ANNOUNCED THAT BEGINNING IN FEBRUARY, THE FUND'S MONTHLY DIVIDEND WILL BE REDUCED FROM 12.5 CENTS PER SHARE TO 10 CENTS PER SHARE. Because the fund is only earning 8.51 cents per share (based on a three-month average), it has been relying on its dividend reserve to help pay its monthly dividend. Therefore, the fund's Dividend Committee lowered the monthly dividend to bring it closer to the fund's monthly earnings. While we believe the recent changes we've made to the fund have resulted in more stable monthly earnings, the fund is still earning less than the 10 cents per share dividend we will begin paying in February. If the fund continues to earn less than its monthly dividend, further reductions will be made until the fund has reached an appropriate dividend level given its monthly earnings. In addition, the dividend reserve, which was approximately 43 cents per share on November 30, is rapidly being depleted. (As of December 31, the dividend reserve was approximately 28 cents per share.) Not only are we using the dividend reserve to help pay the fund's regular dividend, but we also paid out from the

                      AMERICAN STRATEGIC INCOME PORTFOLIO


GEOGRAPHICAL DISTRIBUTION
NOVEMBER 30, 1995

[MAP]


dividend reserve four special income dividends of 10 cents per share beginning in October. These special dividends were declared to reduce the amount of excise tax the fund must pay for 1995. Tax laws require that a fund declare dividends by the end of each calendar year representing 98% of the fund's ordinary income for the calendar year, plus 98% of its capital gains for the 12-month period ending October 31. If a fund does not declare and distribute the required amount, it must pay a 4% excise tax on any undistributed income and capital gains. Keep in mind that the dividend reserve is reflected in the fund's net asset value and any reduction in the dividend reserve will reduce the fund's net asset value penny for penny.

                        AMERICAN STRATEGIC INCOME PORTFOLIO


ALTHOUGH THE FUND'S EARNINGS HAVE DECLINED FROM THEIR HIGHS IN PREVIOUS YEARS, THE FUND CONTINUES TO GENERATE ATTRACTIVE EARNINGS LEVELS. The fund's current monthly earnings of 8.51 cents per share (based on a three-month average) would result in an annualized earnings rate of 8.34% on the November 30 market price and 6.81% on the initial public offering price of $15 per share. Keep in mind that past performance does not guarantee future results and these rates will fluctuate.

DURING THE YEAR, WE SUCCESSFULLY MANAGED THE RISKS INVOLVED WITH MORTGAGE LOANS. (See page 8 for a discussion of risks.) We believe we are better able to manage and predict credit risk and loss on loans for moderately valued homes than on higher valued homes. As of November 30, the fund held 619 single-family loans which, on average, had a relatively modest value of approximately $70,000. The average balance remaining on these loans was approximately $53,800. To date, our losses from single-family loans have been about five cents per share. We follow a similar philosophy when purchasing multifamily loans. We believe that smaller loans spread out in several states are less likely to cause losses in the fund. On November 30, we had 15 multifamily loans with an average loan balance of approximately $1,213,000. To date, there have been no losses to the fund from our investments in multifamily loans. Although we conduct extensive risk analysis on loans we purchase, delinquent loans are an inherent risk in the fund. A loan is considered delinquent when a borrower has missed two or more payments. As of November 30, mortgage loans representing 5% of total net assets were delinquent. Because delinquent loans require a high level of attention, we place them with loan servicers who work hard to convey to borrowers that their first responsibility each month is to make their house payments. If it becomes necessary to put a loan in foreclosure, our loan servicers will proceed with the process as quickly as possible.

                        AMERICAN STRATEGIC INCOME PORTFOLIO


WE BELIEVE GEOGRAPHIC DIVERSIFICATION IS ESSENTIAL TO THE FUND. The mortgage loans in which the fund invests are backed by property located throughout the country. (See map on page 5.) Our largest concentrations of loans are in Texas and California. Because these states have large populations, they offer more loans. In addition, these states experienced adverse economic conditions during the past several years, and we have been able to purchase loans at what we believe are attractive price levels. Texas and California are currently experiencing economic recoveries.

LOOKING AHEAD, WE BELIEVE THE FUND'S NET ASSET VALUE AND EARNINGS SHOULD BE MORE CONSISTENT THAN IN THE PAST. By selling the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities, we believe we have reduced interest rate risk and focused the fund's investments where we feel we can currently add the most value - in the mortgage loan area. We will continue to emphasize mortgage loans in an effort to achieve high current income.

Although I have assisted with the fund's management in the past, I am pleased to be addressing you for the first time as the fund's manager. My efforts and those of the fund's management team continue to be dedicated to reaching the fund's objectives and helping you achieve your financial goals. Thank you for your investment in American Strategic Income Portfolio.

Sincerely,


/s/ John Wenker


John Wenker
Portfolio Manager

                                MANAGING RISK


MANAGING THE RISKS OF MORTGAGE-RELATED ASSETS

All funds that invest in mortgage-related securities are subject to certain risks. This list briefly summarizes some of the primary risks associated with mortgage-related assets and does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a fast prepayment rate will reduce the fund's yield and a slow prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments.

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of securities can decrease. Conversely, when rates decline, the value of securities can rise. However, mortgage-related assets may benefit less than other fixed income securities from declining interest rates because of prepayment risk.

The fund's mortgage loans are subject to some unique risks such as credit risk and real estate risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face CREDIT RISK. This is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values. Mortgage loans are also subject to REAL ESTATE RISKS such as: property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage.

To date, we have successfully managed the unique risks of mortgage loans through extensive risk analysis. We review the loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a drive-by assessment of the property. As part of our strategy to manage the real estate risk of the fund's multifamily (apartment) loans, we perform a detailed inspection of each property; study the competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995

ASSETS:
  Investments in securities at market value* (note 2)
    (including a repurchase agreement of $3,133,000) ..... $     83,213,929
  Real estate owned (note 2) (identified cost: $400,325) ...        314,333
  Cash in bank on demand deposit ...........................        290,234
  Mortgage security paydowns receivable ....................         12,322
  Accrued interest receivable ..............................        719,279
                                                              ----------------
      Total assets .........................................     84,550,097
                                                              ----------------

LIABILITIES:
  Reverse repurchase agreements payable ....................     15,000,000
  Payable for fund shares retired ..........................         37,650
  Accrued investment management fee ........................         40,027
  Accrued administrative fee ...............................         11,369
  Accrued interest .........................................         72,250
  Payable for federal excise taxes (note 2) ................          6,178
  Other accrued expenses ...................................          6,216
                                                              ----------------
      Total liabilities ....................................     15,173,690
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $     69,376,407
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 1 billion shares of $0.01 par
    value; outstanding, 5,282,821 shares ................. $         52,828
  Additional paid-in capital ...............................     73,728,577
  Undistributed net investment income ......................      2,272,940
  Accumulated net realized loss on investments .............     (9,126,948)
  Unrealized appreciation of investments ...................      2,449,010
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $     69,376,407
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          13.13
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $     80,678,927
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

INCOME:
  Interest (net of interest expense of $1,085,802) ....... $        6,913,161
                                                              ------------------

EXPENSES (NOTE 3):
  Investment management fee ................................          449,605
  Administrative fee .......................................          138,512
  Custodian, accounting and transfer agent fees ............          173,646
  Reports to shareholders ..................................           54,119
  Mortgage servicing fees ..................................          244,823
  Directors' fees ..........................................           11,099
  Audit and legal fees .....................................           53,489
  Federal excise taxes (note 2) ............................           12,213
  Other expenses ...........................................           55,636
                                                              ------------------
      Total expenses .......................................        1,193,142
  Less expenses paid indirectly ............................           (2,203)
                                                              ------------------
      Total net expenses ...................................        1,190,939
                                                              ------------------

      Net investment income ................................        5,722,222
                                                              ------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Net realized loss on investments (note 4) ................       (7,099,321)
  Net realized loss on closed or expired option contracts
    written (note 5) .......................................       (1,037,089)
                                                              ------------------
    Net realized loss on investments .......................       (8,136,410)
  Net change in unrealized appreciation or depreciation of
    investments ............................................       14,122,906
                                                              ------------------
    Net gain on investments ................................        5,986,496
                                                              ------------------

      Net increase in net assets resulting from
        operations ....................................... $       11,708,718
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest income ........................................ $      6,913,161
  Net expenses .............................................     (1,190,939)
                                                              ----------------
      Net investment income ................................      5,722,222
                                                              ----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
    Change in accrued interest and mortgage security
      paydowns receivable ..................................        256,638
    Net amortization of bond discount and premium ..........        (84,927)
    Change in accrued fees and expenses ....................       (185,273)
                                                              ----------------
      Total adjustments ....................................        (13,562)
                                                              ----------------

      Net cash provided by operating activities ............      5,708,660
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......................    120,106,547
  Purchases of investments .................................    (99,972,710)
  Net purchases of short-term securities ...................     (2,545,000)
  Net premiums paid for option contracts written ...........     (1,233,730)
                                                              ----------------
      Net cash provided by investing activities ............     16,355,107
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net payments for reverse repurchase agreements ...........    (12,500,000)
  Retirement of fund shares ................................       (552,278)
  Distributions paid to shareholders .......................     (9,035,764)
                                                              ----------------
      Net cash used by financing activities ................    (22,088,042)
                                                              ----------------
  Net decrease in cash .....................................        (24,275)
  Cash at beginning of year ................................        314,509
                                                              ----------------

      Cash at end of year ................................ $        290,234
                                                              ----------------
                                                              ----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements ........................................... $      1,097,429
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                                  11/30/95           11/30/94
                                                              ----------------   -----------------
OPERATIONS:
  Net investment income .................................. $      5,722,222           7,535,718
  Net realized loss on investments .........................     (8,136,410)           (640,366)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     14,122,906         (16,574,443)
                                                              ----------------   -----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................     11,708,718          (9,679,091)
                                                              ----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................     (9,035,764)         (6,159,085)
  From net realized gains ..................................             --          (1,052,194)
                                                              ----------------   -----------------
    Total distributions ....................................     (9,035,764)         (7,211,279)
                                                              ----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
  Payments for retirement of 45,500 and 14,100 shares,
    respectively (note 7) ..................................       (573,450)           (170,705)
                                                              ----------------   -----------------
      Total increase (decrease) in net assets ..............      2,099,504         (17,061,075)

Net assets at beginning of year ............................     67,276,903          84,337,978
                                                              ----------------   -----------------

Net assets at end of year ................................ $     69,376,407          67,276,903
                                                              ----------------   -----------------
                                                              ----------------   -----------------

Undistributed net investment income ...................... $      2,272,940           5,224,094
                                                              ----------------   -----------------
                                                              ----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund commenced operations on December 27, 1991, upon completion of its initial public offering of common stock. Shares of the fund are listed on the New York Stock Exchange under the symbol ASP.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The fund's mortgage related investments such as whole loans, participation mortgages and mortgage servicing rights are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed to reflect the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights as the case may be. Certain elements of the pricing model involve subjective judgment. Additionally, certain other factors will be considered in the determination of the valuation of investments in multifamily loans, including but not limited to, results of annual inspections of the multifamily property by the adviser or a servicing agent retained by the adviser, reviews of annual unaudited financial statements of the multifamily property, monitoring of local and other economic conditions and their impact on local real estate values and analyses of rental vacancy rates at the multifamily property. Subjective adjustments to the valuation of such investments in multifamily loans may be made based upon the adviser's analysis of such information. The actual values that may be realized upon the sale of whole loans, participation mortgages and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                The values of other fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price and open financial futures contracts are valued at the last settlement price. When market quotations for other fixed income securities are not readily available, such securities are valued at fair value according to methods selected in good faith by the board of directors.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily. Costs associated with acquiring whole loans, participation mortgages and mortgage servicing rights are capitalized and included in the cost basis of the loans purchased.

                OPTION TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option or the security cost of a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                INTEREST RATE TRANSACTIONS
                To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that the other party to the transaction may not perform.

                For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based upon implied forward interest rates.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, individual loans underlying whole loans and participation mortgages may be larger than those underlying mortgage-backed securities. At November 30, 1995, loans representing 5% of net assets were considered by the fund to be delinquent as to the timely monthly payment of principal and interest. The fund does not record past due interest as income until received.

                There may be certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued unpaid interest and all foreclosure expenses. In this case the fund may suffer a loss. Real estate acquired through foreclosure, if any, is recorded at estimated fair value. At November 30, 1995, the fund owned six homes with an aggregate value of $314,333, or 0.45% of net assets. The fund recognized net realized losses of $132,519 on real estate sold during the year ended November 30, 1995. Additionally, with respect to participation mortgages, the fund

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

                MORTGAGE SERVICING RIGHTS
                The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. In no event will the fund actually service mortgages, be the mortgage servicer of record, or enter into any arrangement pursuant to which the fund could be liable to third parties in the event the mortgage servicer defaulted on its obligations. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of November 30, 1995, the fund had no outstanding when-issued or forward commitments.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended November 30, 1995, the fund earned no such fees.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $12,213, or $0.002 per share, on income retained by the fund during the excise tax year ended December 31, 1995.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the non-deductibility of excise tax payments for purposes of computing taxable income, recognition of losses deferred due to "wash sale" transactions, and the timing of recognition of income on certain interest-only and principal-only securities. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income by $362,388, increase accumulated net realized loss on investments by $350,171 and decrease additional paid-in capital by $12,217.

                DISTRIBUTIONS
                The fund pays monthly distributions from net investment income. Realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commission exceeds the net asset value by 5% or more. If, at the

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

                The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to the sum of an annualized rate of 0.20% of the fund's average weekly net assets and 4.5% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). Such monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                annual basis). For its fee, the adviser will provide investment advice and, in general, will conduct the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                When acquiring whole loans and participation mortgages, the fund enters into mortgage servicing agreements with mortgage servicers. For a fee, mortgage servicers maintain loan records such as insurance, taxes and the proper allocation of payments between principal and interest.

                In addition to the advisory, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $100,045,315 and $120,106,547, respectively, for the year ended November 30, 1995. During the year ended November 30, 1995, the fund paid no brokerage commissions to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(5) OPTION
    CONTRACTS
    WRITTEN
                The number of contracts and premium amounts associated with call option contracts written during the year ended November 30, 1995, were as follows:

                                                    Call Options
                                             --------------------------
                                               Number of      Premium
                                               Contracts      Amount
                                             -------------  -----------
Balance at 11/30/94........................          360    $   196,641
  Opened...................................        1,745      1,192,051
  Closed or expired........................       (1,930)    (1,164,473)
  Exercised................................         (175)      (224,219)
                                                  ------    -----------
Balance at 11/30/95........................           --    $        --
                                                  ------    -----------
                                                  ------    -----------

(6) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, the fund had a capital loss carryover of $9,113,614 on November 30, 1995, which if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(7) RETIREMENT OF
    FUND SHARES
                The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan quarterly and may change the amount which may be repurchased. The plan was last reviewed and approved by the board of directors on November 30, 1995. Pursuant to the plan, the fund has cumulatively repurchased and retired 59,600 shares as of November 30, 1995, which represents 1.15% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
    HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                                                  Period from
                                                  Year Ended     Year Ended     Year Ended        12/27/91* to
                                                   11/30/95       11/30/94       11/30/93           11/30/92
                                                  -----------   ------------   ------------   --------------------
PER-SHARE DATA
Net asset value, beginning of period ......... $       12.63         15.79          14.89            13.98
                                                  -----------       ------         ------           ------
Operations:
  Net investment income ........................        1.09          1.41           1.79             1.49
  Net realized and unrealized gains (losses) on
    investments ................................        1.11         (3.22)          0.61             0.55
                                                  -----------       ------         ------           ------
    Total from operations ......................        2.20         (1.81)          2.40             2.04
                                                  -----------       ------         ------           ------
Distributions to shareholders from:
  Net investment income ........................       (1.70)        (1.15)         (1.50)           (1.13)
  Net realized gains ...........................          --         (0.20)            --               --
                                                  -----------       ------         ------           ------
    Total distributions to shareholders ........       (1.70)        (1.35)         (1.50)           (1.13)
                                                  -----------       ------         ------           ------
Net asset value, end of period ............... $       13.13         12.63          15.79            14.89
                                                  -----------       ------         ------           ------
                                                  -----------       ------         ------           ------
Per-share market value, end of period ........ $       12.25         13.00          16.38            16.25
                                                  -----------       ------         ------           ------
                                                  -----------       ------         ------           ------
SELECTED INFORMATION
Total investment return, net asset value*** ....       18.27%       (11.87%)        16.80%           15.20%
Total investment return, market value** ........        7.75%       (12.59%)        10.75%           16.92%
Net assets at end of period (in millions) .... $          69            67             84               79
Ratio of expenses to average weekly net
  assets++ .....................................        1.72%         1.69%          1.69%            1.45% TRIANGLE
Ratio of net investment income to average weekly
  net assets ...................................        8.26%        10.00%         11.52%           11.49% TRIANGLE
Portfolio turnover rate (excluding short-term
  securities) ..................................         120%           74%            50%              72%
Amount of borrowings outstanding at end of
  period (in millions)+ ...................... $          15            28             32               32
Per-share amount of borrowings outstanding at
  end of period .............................. $        2.84          5.16           6.04             6.05
Per-share amount of net assets, excluding
  borrowings, at end of period ............... $       15.97         17.79          21.83            20.94
Asset coverage ratio+++ ........................         563%          345%           361%             346%

*    COMMENCEMENT OF OPERATIONS.
** BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD. ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
*** BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD. ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
+ SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
++ INCLUDES 0.02%, 0.23% AND 0.22% FROM FEDERAL EXCISE TAXES IN FISCAL 1995, 1994 AND 1993, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
+++ REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
 TRIANGLE ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(9) PENDING
    LITIGATION
                An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The complaint alleges, among other things, violations of federal and state securities laws. Damages are being sought in an unspecified amount. The fund intends to defend this lawsuit vigorously. Although it is impossible to predict the outcome, management believes, based on the facts currently available, that there will be no material adverse effect on the financial results of the fund.
(10) QUARTERLY DATA (UNAUDITED)

DOLLAR AMOUNTS

                                                Net Realized
                                                    and        Net Increase   Distributions
                         Total         Net       Unrealized   in Net Assets     from Net
                      Investment   Investment     Gains on    Resulting from   Investment
                        Income       Income     Investments     Operations       Income
                      -----------  -----------  ------------  --------------  ------------
 2/28/95          $    1,823,546    1,595,268     1,555,186       3,150,454    (1,997,746)
 5/31/95               1,789,396    1,426,876     3,467,839       4,894,715    (1,995,983)
 8/31/95               1,607,875    1,347,719       760,959       2,108,678    (1,992,308)
11/30/95               1,692,344    1,352,359       202,512       1,554,871    (3,049,727)
                      -----------  -----------  ------------  --------------  ------------
                   $   6,913,161    5,722,222     5,986,496      11,708,718    (9,035,764)
                      -----------  -----------  ------------  --------------  ------------
                      -----------  -----------  ------------  --------------  ------------

PER-SHARE AMOUNTS

                                                        Net Increase in    Distributions
                          Net       Net Realized and      Net Assets         from Net      Quarter End
                      Investment    Unrealized Gains    Resulting from      Investment      Net Asset
                        Income       on Investments       Operations          Income          Value
                     -------------  -----------------  -----------------  ---------------  -----------
 2/28/95         $          0.30             0.30               0.60             (0.38)         12.85
 5/31/95                    0.27             0.64               0.91             (0.37)         13.39
 8/31/95                    0.26             0.13               0.39             (0.37)         13.41
11/30/95                    0.26             0.04               0.30             (0.58)         13.13
                             ---            -----              -----             -----
                  $         1.09             1.11               2.20             (1.70)
                             ---            -----              -----             -----
                             ---            -----              -----             -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN STRATEGIC INCOME PORTFOLIO
NOVEMBER 30, 1995

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (28.4%):
   U.S. Treasury Note, 6.75%, 2/28/97 ................. $   1,000,000      1,016,340
   U.S. Treasury Note, 6.13%, 5/15/98 ...................   1,500,000      1,525,035
   U.S. Treasury Note, 5.75%, 10/31/00 ..................  17,000,000(b)  17,153,170
                                                                          ----------

    Total U.S. Government Securities
     (cost: $19,482,266)  ...............................                 19,694,545
                                                                          ----------

MORTGAGE-BACKED SECURITIES (14.8%):
 U.S. AGENCY FIXED RATE MORTGAGES (5.1%):
   7.00%, GNMA, 7/15/23 .................................   1,735,700      1,740,560
   7.00%, GNMA, 7/15/23 .................................   1,769,091      1,774,045
                                                                          ----------
                                                                           3,514,605
                                                                          ----------
 SUBORDINATED MORTGAGE-BACKED (9.7%):
   8.60%, Chemical Mortgage Securities, Series 1991-1,
    Class B, 9/25/21 ....................................     220,280(e)     210,092
   10.00%, Citibank, Series 1986-J, Class 1, 7/25/16 ....   1,981,431(e)   1,978,954
   9.50%, Citibank, Series 1986-L, Class 1, 8/25/16 .....     902,188(e)     897,677
   9.50%, Citibank, Series 1986-P, Class 1, 10/25/16 ....   1,029,474(e)   1,027,544
   9.20%, FBS Mortgage Corporation, Series 1991-B, Class
    D, 11/1/21 ..........................................     752,329(e)     715,418
   10.10%, First Boston, Series 1992-1, Class B-2,
    1/15/01 .............................................   1,000,000(e)   1,026,250
   9.35%, GMBS Inc., Series 1990-4, Class S, 10/25/20 ...     493,482(e)     476,673
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-1, 8/25/20 ...................     224,919(e)     216,274
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-2, 8/25/20 ...................     224,455(e)     215,828
                                                                          ----------
                                                                           6,764,710
                                                                          ----------

    Total Mortgage-Backed Securities
     (cost: $10,186,426)  ...............................                 10,279,315
                                                                          ----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (70.9%):
 MULTIFAMILY LOANS (26.6%):
   Applewood Manor, 8.75%, 1/1/01 .......................     690,896        709,343
   Boca Bend Apartments, 11.75%, 5/1/00 .................     596,802        605,455
   Dorchester Garden Apartments, 8.50%, 7/1/02 ..........   1,497,083      1,527,474
   Essex Place I, 10.00%, 9/30/12 .......................   2,054,970      2,072,158
   Franklin Woods Apartments, 9.90%, 3/1/10 .............   1,337,077      1,383,874
   Fremont Plaza Apartments, 9.75%, 4/1/02 ..............     742,683        768,677
   Kings Creek Apartments, 10.00%, 5/1/96 ...............   1,300,000      1,300,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
   Mustang Crossings, 9.00%, 2/1/01 ................... $     998,144      1,033,079
   Normandie Square Apartments, 8.75%, 4/1/01 ...........   1,846,509      1,887,316
   Park Place Apartments, 8.38%, 7/1/02 .................   1,572,046      1,595,626
   Stanley Court Apartments, 8.50%, 11/1/02 .............   1,100,000      1,117,160
   The Establishment, 8.75%, 2/1/01 .....................     950,657        971,191
   Twelfth Street Apartments, 9.25%, 6/1/05 .............   1,192,957      1,234,711
   Vanderbuilt Condominiums, 8.50%, 8/1/00 ..............     823,997        834,297
   Westgate Apartments, 10.00%, 2/1/08 ..................   1,401,991      1,401,991
                                                                          ----------
                                                                          18,442,352
                                                                          ----------
 SINGLE FAMILY LOANS (44.3%):
   Aegis, 9.66%, 3/26/10 ................................     959,018        897,880
   American Bank, Mankato, 9.58%, 12/10/12 ..............     162,627        166,628
   American Portfolio, 7.88%, 10/18/15 ..................   1,509,224      1,393,316
   Bluebonnet Savings and Loan, 12.48%, 8/31/10 .........     312,722        302,934
   Bluebonnet Savings and Loan, 9.32%, 8/31/10 ..........   2,105,300      2,023,825
   CLSI Allison Williams, 10.47%, 8/1/17 ................   1,051,822      1,069,178
   Crossroads Savings and Loan, 9.57%, 1/1/21 ...........     856,106        876,995
   Crossroads Savings and Loan, 9.57%, 1/1/21 ...........     755,429        753,012
   Fairbanks II, Utah, 9.58%, 8/20/10 ...................     210,608        145,193
   Fairbanks I, Utah, 9.58%, 9/23/15 ....................     556,024        490,246
   First Boston Mortgage Pool #5, 9.66%, 6/29/03 ........     532,074        542,662
   Hamilton Financial, 9.66%, 6/29/10 ...................     937,232        820,547
   Huntington MEWS, 9.92%, 8/1/17 .......................   1,918,929      1,839,101
   Knutson Mortgage Portfolio #1, 9.68%, 8/1/17 .........   2,167,817      2,212,598
   Knutson Mortgage Portfolio #2, 9.55%, 9/25/17 ........   2,069,861      2,146,664
   McClemore, 9.58%, 9/30/12 ............................   3,506,279      3,502,569
   Meridian, 9.54%, 12/1/20 .............................   1,528,023      1,558,278
   Minnesota Mortgage Corporation, 12.97%, 7/25/14 ......      81,430         83,466
   Minnesota Mortgage Corporation, 12.26%, 10/25/14 .....      55,901         57,298
   Minnesota Mortgage Corporation, 12.97%, 3/25/15 ......     119,560        122,549
   Nomura III, 8.40%, 4/29/17 ...........................   6,637,266      5,750,170
   President Homes, 8.80%, 8/1/17 .......................     210,054        143,761
   President Homes 93-1, Sales Inventory, 10.00%,
    3/1/23 ..............................................     518,350        531,154
   Rand Mortgage Corporation, 9.52%, 8/1/17 .............     604,594        620,677
   Salomon II, 9.86%, 11/23/14 ..........................   2,037,757      2,083,198
   Valley Bank of Commerce, N.M., 9.58%, 8/31/10 ........     631,419        623,904
                                                                          ----------
                                                                          30,757,803
                                                                          ----------

    Total Whole Loans and Participation Mortgages
     (cost: $47,010,362)  ...............................                 49,200,155
                                                                          ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
MORTGAGE SERVICING RIGHTS (1.3%):
   Matrix Servicing Rights, 14.00%, 7/10/22
    (cost: $866,873) .................................. $          --        906,914
                                                                          ----------

SHORT-TERM SECURITIES (4.5%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 11/30/95, accrued
    interest at repurchase date of $509, 5.85%, 12/1/95
    (cost: $3,133,000) ..................................   3,133,000      3,133,000
                                                                          ----------

    Total Investments in Securities
     (cost: $80,678,927)(f) ........................... $                 83,213,929
                                                                          ----------
                                                                          ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A)        SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE
           FINANCIAL STATEMENTS.
(B)        ON NOVEMBER 30, 1995, SECURITIES VALUED AT $15,135,150 WERE PLEDGED AS COLLATERAL
           FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                           NAME OF BROKER
              ACQUISITION                        ACCRUED   AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE     INTEREST    OF COLLATERAL
------------  ----------  ---------  ---------  ---------  ---------------
$  5,000,000   6/22/94      5.78%     1/2/96    $  24,083        (1)
   5,000,000    3/1/95      5.78%     2/1/96       24,083        (2)
   5,000,000    4/3/95      5.78%     12/1/95      24,084        (3)
------------                                    ---------
$ 15,000,000                                    $  72,250
------------                                    ---------
------------                                    ---------

*INTEREST RATE IS AS OF MAY 31, 1995. RATES ARE BASED ON THE LONDON INTERBANK
 OFFERED RATE (LIBOR) AND RESET MONTHLY.

           NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
           (1)        NOMURA;    U.S. TREASURY NOTE, 5.75%, 10/31/00, $5,000,000 PAR
           (2)        NOMURA;    U.S. TREASURY NOTE, 5.75%, 10/31/00, $5,000,000 PAR
           (3)        NOMURA;    U.S. TREASURY NOTE, 5.75%, 10/31/00, $5,000,000 PAR

(C)        INTEREST RATE AND MATURITY DATE DISCLOSED REPRESENT THE WEIGHTED AVERAGE COUPON AND
           WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1995.
(D)        FOR INVESTMENT SCHEDULE PRESENTATION, DIRECT MORTGAGE PURCHASES ARE SUMMARIZED BY
           THE INSTITUTION FROM WHICH THEY WERE PURCHASED. TOTAL NUMBER OF LOANS AND GENERAL
           GEOGRAPHICAL LOCATION ASSOCIATED WITH EACH LOAN GROUP ARE AS FOLLOWS:
MULTIFAMILY LOANS:
           APPLEWOOD MANOR - 1 MULTIFAMILY LOAN LOCATED IN DULUTH, MINNESOTA.
           BOCA BEND APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN BOCA RATON, FLORIDA.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

           DORCHESTER GARDEN APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN NORTH CHARLESTON, SOUTH
           CAROLINA.
           ESSEX PLACE I - 1 MULTIFAMILY LOAN LOCATED IN ROCHESTER, MINNESOTA.
           FRANKLIN WOODS APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN FRANKLIN, NEW HAMPSHIRE.
           FREMONT PLAZA APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN LAS VEGAS, NEVADA.
           KINGS CREEK APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN DALLAS, TEXAS.
           MUSTANG CROSSINGS - 1 MULTIFAMILY LOAN LOCATED IN RICHMOND, TEXAS.
           PARK PLACE APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN GRAND FORKS, NORTH DAKOTA.
           NORMANDIE SQUARE APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN SAN ANTONIO, TEXAS.
           STANLEY COURT APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN BLOOMINGTON, MINNESOTA.
           THE ESTABLISHMENT - 1 MULTIFAMILY LOAN LOCATED IN DALLAS, TEXAS.
           TWELFTH STREET APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN ATLANTA, GEORGIA.
           VANDERBILT CONDOMINIUMS - 1 MULTIFAMILY LOAN LOCATED IN AUSTIN, TEXAS.
           WESTGATE APARTMENTS - 1 MULTIFAMILY LOAN LOCATED IN BISMARCK, NORTH DAKOTA.

SINGLE-FAMILY LOANS:
           AEGIS POOL - 40 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           AMERICAN BANK, MANKATO - 6 LOANS LOCATED IN SOUTHWESTERN MINNESOTA.
           AMERICA PORTFOLIO SERVICES POOL - 16 LOANS LOCATED IN TEXAS AND CALIFORNIA.
           BLUEBONNET SAVINGS AND LOAN - 82 LOANS LOCATED IN THE VICINITY OF SAN ANTONIO,
           TEXAS.
           CLSI ALLISON WILLIAMS - 47 LOANS LOCATED AROUND LAS MESA, SEMINOLE AND ANDREWS,
           TEXAS.
           CROSSROADS SAVINGS AND LOAN - 44 LOANS LOCATED IN THE VICINITY OF TULSA, OKLAHOMA.
           FAIRBANKS I - 11 LOANS LOCATED IN THE VICINITY OF FAIRBANKS AND SALT LAKE CITY,
           UTAH.
           FAIRBANKS II - 2 LOANS LOCATED IN THE VICINITY OF FAIRBANKS AND SALT LAKE CITY,
           UTAH.
           FIRST BOSTON MORTGAGE POOL #5 - 18 LOANS LOCATED THROUGHOUT THE UNITED STATES.
           HAMILTON FINANCIAL - 6 LOANS LOCATED IN CALIFORNIA.
           HUNTINGTON MEWS - 39 LOANS LOCATED IN THE VICINITY OF CAMDEN, NEW JERSEY.
           KNUTSON MORTGAGE PORTFOLIO #1 - 37 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           KNUTSON MORTGAGE PORTFOLIO #2 - 25 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           MCCLEMORE - 42 LOANS LOCATED IN NORTH CAROLINA.
           MERIDIAN - 22 LOANS LOCATED THROUGHOUT CALIFORNIA.
           MINNESOTA MORTGAGE CORPORATION - SENIOR DEBT SECURITY COLLATERLIZED BY A POOL OF
           LOANS LOCATED IN MINNESOTA.
           NOMURA III WHOLE LOAN POOL - 90 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           PRESIDENT HOMES - 2 LOANS LOCATED IN THE MIDWEST.
           PRESIDENT HOMES, SALES INVENTORY - 5 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           RAND MORTGAGE CORPORATION - 12 LOANS LOCATED NEAR HOUSTON AND AUSTIN, TEXAS.
           SALOMON II - 40 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
           VALLEY BANK OF COMMERCE - 33 LOANS LOCATED THROUGHOUT NEW MEXICO.

(E)        SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED
           WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933.

(F)        ON NOVEMBER 30, 1995, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE
           OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $81,079,252. THE AGGREGATE GROSS
           UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
           COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   2,699,401
      GROSS UNREALIZED DEPRECIATION ......    (250,391)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   2,449,010
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. as of November 30, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for the periods presented in footnote 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. as of November 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for the periods presented in footnote 8 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 19, 1996

--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION

            Fiscal Year Ended November 30, 1995

            Distributions shown below are taxable as dividend income. None qualify for the corporate dividends received deduction. In February 1996, each shareholder will receive a breakdown of income earned by investment category for calendar year 1995.

            Information for federal income tax purposes is presented as an aid to shareholders in reporting distributions.
            Shareholders should consult a tax advisor on how to report these distributions on the state and local levels.

Payable Date                                      Per Share
-----------------------------------------------  -----------

December 28, 1994 ........................... $       0.125
January 13, 1995 ..............................       0.125
February 22, 1995 .............................       0.125
March 29, 1995 ................................       0.125
April 26, 1995 ................................       0.125
May 24, 1995 ..................................       0.125
June 28, 1995 .................................       0.125
July 26, 1995 .................................       0.125
August 23, 1995 ...............................       0.125
September 27, 1995 ............................       0.125
October 25, 1995 ..............................       0.225
November 22, 1995 .............................       0.225
                                                 -----------
                                              $       1.700
                                                 -----------
                                                 -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

    1.  The fund's shareholders elected the following six directors:

                         Shares     Shares Withholding
                       Voted "For"   Authority to Vote
                       -----------  -------------------
David T. Bennett.....   4,876,403           98,478
Jaye F. Dyer.........   4,876,203           98,678
William H. Ellis.....   4,876,403           98,478
Karol D. Emmerich....   4,876,403           98,478
Luella G. Goldberg...   4,876,403           98,478
George Latimer.......   4,876,403           98,478

    2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended November 30, 1995. The following votes were cast regarding this matter:

  Shares       Shares Voted                        Broker
Voted "For"      "Against"       Abstentions      Non-Votes
-----------  -----------------  -------------  ---------------
 4,884,632          34,798           55,449              --

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.
- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE
requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

TAX INFORMATION
Distributions reinvested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The funds reserve the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                     PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL,
                     GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                     FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                     FUNDS

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD
                 John G. Wenker, PRESIDENT
                 Worth Bruntjen, SENIOR VICE PRESIDENT
                 Marijo A. Goldstein, SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 James A. Berman, VICE PRESIDENT
                 David E. Rosedahl, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH 9TH STREET, MINNEAPOLIS, MN 55402

TRANSFER AGENT   Investors Fiduciary Trust Company
AND RECORD       127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
KEEPER

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

CUSTODIAN        First Trust
                 180 EAST FIFTH STREET, ST. PAUL, MN 55101

INDEPENDENT      KPMG Peat Marwick LLP
AUDITORS         4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

             PIPER CAPITAL
              MANAGEMENT                                          Bulk Rate
                                                                 U.S. Postage
        PIPER CAPITAL MANAGEMENT INCORPORATED                        PAID
        222 SOUTH NINTH STREET                                  Permit No. 3008
        MINNEAPOLIS, MN 55402-3804                                 Mpls., MN

        PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
[LOGO]  THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
        100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

        In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's annual and semiannual reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

        Corporate Communications
        Piper Capital Management
        222 South Ninth Street
        Minneapolis, MN 55402-3804

        054-96  ASP01 1/96


                                     STAPLES

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